Exhibit 99.5
                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of this Amendment No. 6 to Schedule 13D with respect to the Common Stock, par value $1.00 per share, of Texfi Industries, Inc. and that this agreement shall be included as an exhibit to such joint filing.

      IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of April 14, 1999.

                                    CHADBOURNE CORPORATION


                                    By:    /s/William S. Remley
                                    ----------------------------
                                    Name:  William L. Remley
                                    Title: President

                                    HALTON HOUSE, LTD.


                                    By:    /s/William S. Remley
                                    ---------------------------
                                    Name:  William L. Remley
                                    Title: President

                                    THE HALTON DECLARATION OF TRUST


                                    By:    BAHAMAS PROTECTORS, LTD.

                                           /s/Gary R. Siegel
                                           -----------------
                                    Name:  Gary R. Siegel
                                    Title: Attorney-in-Fact

                                    BAHAMAS PROTECTORS, LTD.


                                    By:    /s/Gary R. Siegel
                                    ------------------------
                                    Name:  Gary R. Siegel
                                    Title: Attorney-in-Fact

                                    MENTMORE HOLDINGS CORPORATION


                                    By:    /s/William L. Remley
                                    ------------------------------
                                    Name:  William L. Remley
                                    Title: President



                                    /s/William L. Remley
                                    --------------------
                                    WILLIAM L. REMLEY